UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5406

Legg Mason Partners New Jersey Municipals Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: March 31

Date of reporting period: March 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

MARCH 31, 2006

Legg Mason Partners

New Jersey Municipals

Fund, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners New Jersey Municipals Fund, Inc.

Annual Report  •  March 31, 2006

What’s

Inside

Fund Objective

The Fund seeks to provide New Jersey investors with as high a level of current income exempt from regular federal income taxes* and New Jersey personal income taxes as is consistent with prudent investment management and the preservation of capital.

*	Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

Despite a temporary setback at the end of 2005, the U.S. economy was strong during the reporting period. After advancing 3.3% and 4.1% in the second and third quarters of 2005, respectively, fourth quarter gross domestic product (“GDP”)i growth slipped to 1.7%. This marked the first quarter in which GDP growth did not surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with a preliminary estimate of 4.8% GDP growth. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment hit a five-year low in March.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the changing of the guard from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was business as usual for the Fed, as it raised short-term interest rates eight times during the period. Since it began its tightening campaign in June 2004, the Fed has raised rates 15 consecutive times, bringing the federal funds rateiii from 1.00% to 4.75%—its highest level since April 2001. After the end of the Fund’s reporting period, at its May meeting, the Fed once again raised the federal funds rate by an additional 0.25% to 5.00%.

As expected, both short- and long-term yields rose over the reporting period. During the one-year ended March 31, 2006, two-year Treasury yields increased from 3.75% to 4.82%. Over the same period, 10-year Treasury yields moved from 4.46% to 4.86%. During most of the last three months the yield curve was inverted, with the yield on two-year Treasuries surpassing that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. However, some experts, including new Chairman Bernanke, believe the inverted yield curve is largely a function of strong foreign demand for longer-term

Legg Mason Partners New Jersey Municipals Fund, Inc.         I

bonds. Looking at the municipal market, yields of both short- and longer-term securities also rose over the reporting period. However, unlike the Treasury yield curve, the municipal bond curve retained a positive slope.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment advisory contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

II         Legg Mason Partners New Jersey Municipals Fund, Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 10, 2006

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

Legg Mason Partners New Jersey Municipals Fund, Inc.         III

Manager Overview

Joseph P. Deane (left) Vice President and Investment Officer David T. Fare (right) Vice President and Investment Officer

Special Shareholder Notice

Prior to April 7, 2006, the Fund operated under the name Smith Barney New Jersey Municipals Fund Inc. The Fund’s investment objective and strategy were not affected as a result of this change.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a variety of significant headwinds, the municipal bond market generated positive returns during the one-year period ended March 31, 2006 and outperformed the overall taxable bond market. Over that period, the Lehman Brothers Municipal Bond Indexi gained 3.81% while the Lehman Brothers U.S. Aggregate Indexii rose 2.26%.

Over the last year, the bond market has been impacted by a strong economy, numerous inflationary pressures, and continued rate hikes by the Federal Reserve Board (“Fed”)iii. To gain some perspective on how far we’ve come in terms of interest rates, consider the following. In May 2004, the federal funds rateiv, a barometer of short-term interest rates was a mere 1.00%, its lowest level in more than 40 years. This was due, in part, to the Fed’s attempt to stimulate the economy in the aftermath of September 11th.

Then, in June 2004, the economy appeared to be on solid footing and the Fed officially ended its accommodative monetary policy by instituting its first rate hike in four years, bringing the federal funds rate from 1.00% to 1.25%. At that time, the Fed telegraphed what it had in mind for short-term rates as it said, “policy accommodation can be removed at a pace that is likely to be measured.” The Fed certainly has been true to its word, as it has now instituted 15 straight 0.25% rate hikes through the end of March 2006 and the fed funds rate now stands at 4.75%. After the end of the Fund’s reporting period, at its May meeting, the Fed once again raised the federal funds rate by an additional 0.25% to 5.00%.

Given the solid economy and rising rate environment, both short- and long term Treasury yields rose over the reporting period. During the one-year ended March 31, 2006, two-year Treasury yields increased from 3.75% to 4.82%. Over the same period, 10-year Treasury yields moved from 4.46% to 4.86%. During the reporting period, both short- and longer-term municipal yields also rose, albeit to a lesser extent than equal durationv Treasuries. This, coupled with improving balance sheets in many states, helped municipal securities to outperform taxable bonds over the last year.

Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report         1

Performance Review

For the 12 months ended March 31, 2006, Class A shares of the Legg Mason Partners New Jersey Municipals Fund, Inc., excluding sales charges, returned 4.34%. These shares outperformed the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, which returned 3.81% for the same period. The Lipper New Jersey Municipal Debt Funds Category Average1 increased 3.41% over the same time frame.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of March 31, 2006 (excluding sales charges) (unaudited)

	6 Months	12 Months

New Jersey Municipals Fund — Class A Shares	2.63%	4.34%

Lehman Brothers Municipal Bond Index	0.98%	3.81%

Lipper New Jersey Municipal Debt Funds Category Average	0.90%	3.41%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 2.36% and Class C shares returned 2.34% over the six months ended March 31, 2006. Excluding sales charges, Class B shares returned 3.79% and Class C shares returned 3.74% over the twelve months ended March 31, 2006.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended March 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 57 funds for the six-month period and among the 57 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Given the rising interest rate environment and expectations for further Fed tightening, we maintained a defensive approach in terms of the Fund’s maturity. As such, the Fund’s

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended March 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 57 funds in the Fund’s Lipper category, and excluding sales charges.

2         Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report

duration was generally shorter than its benchmark index. This proved to be beneficial, as bond prices generally fall when interest rates rise. In addition, we were able to use the proceeds from our securities that matured and reinvest that money into municipal bonds offering higher coupons.

Throughout the reporting period, we also emphasized a well-diversified portfolio, with holdings from a diverse array of market segments that we believed had favorable risk/reward characteristics.

What were the leading detractors from performance?

A. During the reporting period, we continued to maintain a high quality portfolio. This was somewhat of a drag on returns, as lower-rated, more speculative municipals generated better results over the period. However, given the prevailing market environment and the Fund’s investment objective, we believed a higher quality approach was appropriate.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes during the reporting period as we maintained a high quality portfolio and were defensively positioned.

Thank you for your investment in the Legg Mason Partners New Jersey Municipals Fund, Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Joseph P. Deane	David Fare, CFA
Vice President and Investment Officer	Vice President and Investment Officer

May 10, 2006

Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Lower-rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

ii	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

[v]	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

4         Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2005 and held for the six months ended March 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	2.63%	$1,000.00	$1,026.30	0.76%	$3.84

Class B	2.36	1,000.00	1,023.60	1.32	6.66

Class C	2.34	1,000.00	1,023.40	1.35	6.81

(1)	For the six months ended March 31, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.14	0.76%	$3.83

Class B	5.00	1,000.00	1,018.35	1.32	6.64

Class C	5.00	1,000.00	1,018.20	1.35	6.79

(1)	For the six months ended March 31, 2006.
(2)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 3/31/06	4.34%	3.79%	3.74%

Five Years Ended 3/31/06	4.90	4.36	4.33

Ten Years Ended 3/31/06	5.08	4.54	4.48

Inception* through 3/31/06	6.64	4.93	5.31

	With Sales Charges(3)
	Class A	Class B	Class C
Twelve Months Ended 3/31/06	0.17%	(0.71)%	2.75%

Five Years Ended 3/31/06	4.05	4.19	4.33

Ten Years Ended 3/31/06	4.65	4.54	4.48

Inception* through 3/31/06	6.39	4.93	5.31

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (3/31/96 through 3/31/06)	64.19%

Class B (3/31/96 through 3/31/06)	55.85

Class C (3/31/96 through 3/31/06)	55.01

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception dates for Class A, B and C shares are April 22, 1988, November 6, 1992 and December 13, 1994, respectively.

8         Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners New Jersey Municipals Fund, Inc. vs. Lehman Brothers Municipal Bond Index and Lipper New Jersey Municipal Debt Funds Category Average† (March 1996 — March 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1996, assuming the deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2006. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million dated since January 1984. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper New Jersey Municipal Debt Funds Category Average is composed of the Fund’s peer group of mutual funds (57 funds as of March 31, 2006). The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers, the total return would have been lower.

Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report         9

Schedule of Investments (March 31, 2006)

LEGG MASON PARTNERS NEW JERSEY MUNICIPALS FUND, INC.

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 98.0%
Education — 7.9%
		New Jersey EDA:
$360,000	Aa2(a)	EDR, Series S, Princeton Montessori Society, LOC-Banque National de Paris, 6.500% due 6/1/12	$360,601
5,000,000	AAA	School Facilities Construction, Series K, FGIC-Insured, 5.000% due 12/15/18 (b)	5,319,650
		New Jersey State Educational Facilities Financing Authority Revenue:
550,000	BBB	Monmouth University, Series D, 5.125% due 7/1/24	559,059
750,000	AAA	Ramapo College, Series D, AMBAC-Insured, 5.000% due 7/1/21	777,195
2,610,000	AAA	Rowan University, Series C, FGIC-Insured, 5.000% due 7/1/21	2,720,481
1,250,000	AAA	Seton Hall University Project, Series F, AMBAC-Insured, 5.000% due 7/1/21	1,282,962
1,000,000	BB+	St. Peters College, Series B, 5.375% due 7/1/18	992,390
1,250,000	AAA	New Jersey State, Higher Education Assistance Authority, Student Loan Revenue, NJ Class Loan Program, Series A, MBIA-Insured, 5.800% due 6/1/16 (c)	1,262,788
		Rutgers State University Revenue:
600,000	AA	Series A, 6.400% due 5/1/13	664,254
1,905,000	AA	Series U, 5.000% due 5/1/21	1,957,711

		Total Education	15,897,091

Escrowed to Maturity (d) — 1.6%
500,000	AAA	Jersey City, NJ, GO, Series B, FSA-Insured, 8.400% due 5/15/06	502,675
1,750,000	BBB	New Jersey Health Care Facilities Financing Authority Revenue, St. Mary Hospital, 5.875% due 7/1/12	1,847,020
		New Jersey State Turnpike Authority Revenue:
55,000	AAA	C-2005, MBIA-Insured, 6.500% due 1/1/16	63,730
780,000	AAA	Series C, IBC/MBIA-Insured, 6.500% due 1/1/16	903,693

		Total Escrowed to Maturity	3,317,118

General Obligation — 5.2%
2,040,000	AAA	Atlantic City, GO, FSA-Insured, 5.000% due 12/15/15	2,126,414
		Freehold Township Board of Education GO, MBIA-Insured:
1,375,000	AAA	5.000% due 7/15/23	1,441,247
1,205,000	AAA	5.000% due 7/15/24	1,259,671
200,000	AAA	Hudson County GO, FGIC-Insured, 6.550% due 7/1/10	222,574
650,000	AAA	Lakewood Township School District GO, AMBAC-Insured, 6.250% due 2/15/11	723,703
		Morris Township GO:
550,000	Aa1(a)	6.550% due 7/1/09	598,092
550,000	Aa1(a)	6.550% due 7/1/10	611,166
500,000	Aa1(a)	6.550% due 7/1/11	566,500
1,500,000	AAA	North Bergen Township GO, FSA-Insured, 8.000% due 8/15/07	1,587,210

See Notes to Financial Statements.

10         Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report

Schedule of Investments (March 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

General Obligation — 5.2% (continued)
		West Windsor, Plainsboro GO, Regional School District:
$180,000	AA	6.750% due 4/1/06	$180,000
490,000	AA	6.750% due 4/1/07	505,004
435,000	AA	6.800% due 4/1/08	461,144
170,000	AA	6.800% due 4/1/09	184,732

		Total General Obligation	10,467,457

Hospitals — 11.4%
1,000,000	AAA	Camden County Improvement Authority Revenue, Health Systems, Catholic Health East, Series B, AMBAC-Insured, 5.000% due 11/15/18	1,033,310
		New Jersey Health Care Facilities Financing Authority Revenue:
200,000	AAA	Burdett Tomlin Memorial Hospital, Series D, FGIC-Insured, 6.500% due 7/1/12	200,342
605,000	B+	East Orange General Hospital, Series B, 7.750% due 7/1/20	606,047
3,700,000	NR	Raritan Bay Medical Center Issue, 7.250% due 7/1/27	3,778,699
		Robert Wood Johnson University Hospital:
8,000,000	A-	5.700% due 7/1/20 (b)	8,521,680
3,000,000	A-	5.750% due 7/1/31	3,199,020
2,000,000	Baa1(a)	Southern Ocean County Hospital, Series A, 6.250% due 7/1/23	2,005,020
2,000,000	BBB-	St. Elizabeth’s Hospital, 6.000% due 7/1/14	2,066,320
1,500,000	AAA	University Medicine & Dentistry, Series A, MBIA-Insured, 5.000% due 9/1/22	1,572,255

		Total Hospitals	22,982,693

Housing: Single-Family — 0.1%
170,000	AAA	Virgin Islands HFA, Single-Family Mortgage Revenue, Series A, GNMA-Collateralized, 6.500% due 3/1/25 (c)	171,438

Industrial Development — 5.0%
		New Jersey EDA:
		First Mortgage Cadbury Corp. Project, Series A, ACA-Insured:
750,000	A	5.500% due 7/1/18	771,885
1,250,000	A	5.500% due 7/1/28	1,275,900
		First Mortgage, Fellowship Village, Series A:
2,000,000	BBB-	5.500% due 1/1/18	2,011,880
2,500,000	BBB-	5.500% due 1/1/25	2,508,125
		Harrogate, Inc., Series A:
2,000,000	BBB	5.750% due 12/1/16	2,040,700
1,500,000	BBB	5.875% due 12/1/26	1,518,270

		Total Industrial Development	10,126,760

Life Care Systems — 5.6%
		New Jersey EDA, EDR:
160,000	Aaa(a)	Eagle Rock Convalescent, Inc., GNMA-Insured, 7.375% due 12/20/06	160,379
5,250,000	BB+	United Methodist Homes, 5.125% due 7/1/25 (b)	4,925,760

See Notes to Financial Statements.

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Schedule of Investments (March 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Life Care Systems — 5.6% (continued)
		New Jersey EDA, First Mortgage, Keswick Pines:
$2,885,000	NR	5.700% due 1/1/18	$2,906,897
2,800,000	NR	5.750% due 1/1/24	2,816,520
600,000	AAA	New Jersey Health Care Facilities Financing Authority Revenue, Spectrum for Living, Series B, FHA-Insured, 6.500% due 2/1/22	601,020

		Total Life Care Systems	11,410,576

Miscellaneous — 6.7%
615,000	A	Atlantic City, COP, 8.875% due 1/15/13	769,795
3,120,000	AAA	Essex County Improvement Authority Revenue, Series A, MBIA/FHA-Insured, 5.900% due 1/1/25 (e)	3,123,307
1,500,000	AAA	Middlesex County COP, MBIA-Insured, 5.000% due 2/15/19	1,533,990
1,700,000	AAA	Middlesex County Improvement Authority Revenue, Golf Course Projects, County Guaranteed, 5.250% due 6/1/26	1,826,956
1,525,000	AAA	Monmouth County Improvement Authority Revenue, Government Loan, AMBAC-Insured, 5.750% due 12/1/19	1,643,691
1,000,000	AAA	New Jersey Building Authority, State Building Revenue, MBIA-Insured, 5.000% due 6/15/18	1,033,310
		New Jersey EDA:
		Department of Human Services:
500,000	A	5.000% due 7/1/22	512,065
450,000	A	5.200% due 7/1/32	466,196
		Municipal Loan Pool, FSA-Insured:
765,000	Aaa(a)	5.125% due 11/15/14	803,510
1,200,000	Aaa(a)	5.400% due 11/15/20	1,278,372
505,000	NR	Waste Paper Recycling Revenue, Marcal Paper Mills Inc. Project, 8.500% due 2/1/10 (c)	509,096

		Total Miscellaneous	13,500,288

Pre-Refunded (f) — 22.6%
1,015,000	AAA	Branchburg Township Board of Education GO, FGIC-Insured, Call 7/15/11 @ 100, 5.000% due 7/15/24	1,074,185
3,775,000	BBB	Camden County Improvement Authority Revenue, Health Care Redevelopment Project, Cooper Health, Call 2/15/07 @ 102, 5.875% due 2/15/15	3,918,563
5,000,000	AAA	Casino Reinvestment Development Authority, Parking Fee Revenue, Series A, FSA-Insured, Call 10/1/07 @ 100, 5.250% due 10/1/16 (b)	5,122,200
2,000,000	AAA	Delaware River and Bay Authority, Series A, AMBAC-Insured, Call 1/1/10 @ 101, 5.750% due 1/1/29	2,161,440
1,000,000	AAA	Deptford Township Municipal Utilities, AMBAC-Insured, Call 2/1/10 @ 100, 5.500% due 2/1/23	1,064,650
		Lafayette Yard, NJ, Community Development, Hotel, Conference Center Project, MBIA-Insured, Call 4/1/10 @ 101:
500,000	Aaa(a)	5.625% due 4/1/21	540,290
2,100,000	Aaa(a)	5.800% due 4/1/35	2,282,742

See Notes to Financial Statements.

12         Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report

Schedule of Investments (March 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Pre-Refunded (f) — 22.6% (continued)
		New Jersey EDA:
$9,470,000	AA-	School Facilities Construction, Series F, Call 6/15/13 @ 100, 5.000% due 6/15/26 (b)	$10,068,599
970,000	NR	Senior Mortgage, Arbor Glen, Series A, Call 5/15/09 @ 102, 6.000% due 5/15/28	1,051,363
6,000,000	AAA	Transportation Project Sublease, Series A, FSA-Insured, Call 5/1/09 @ 100, 5.250% due 5/1/17 (b)	6,271,140
3,000,000	AAA	New Jersey State Highway Authority, Garden State Parkway General Revenue, Series Parkway, Call 1/1/10 @ 101, 5.625% due 1/1/30	3,229,170
		New Jersey State Transportation Trust Fund Authority, Transportation Systems:
6,030,000	AA-	Series A, Call 6/15/09 @ 100, 5.000% due 6/15/17 (b)	6,273,069
2,500,000	AAA	Series B, MBIA-Insured, Call 12/15/11 @ 100, 5.000% due 12/15/21	2,656,125

		Total Pre-Refunded	45,713,536

Public Facilities — 1.3%
2,500,000	AAA	Atlantic County COP, Public Facilities Lease Agreement, FGIC-Insured, 7.400% due 3/1/09	2,753,200

Solid Waste — 2.3%
1,950,000	Baa2(a)	Atlantic County COP, Authority Solid Waste Revenue, 7.125% due 3/1/16	1,975,292
2,500,000	AA-	Mercer County Improvement Authority, County Guaranteed Solid Waste Revenue, 5.750% due 9/15/16	2,621,325

		Total Solid Waste	4,596,617

Tobacco — 5.0%
10,000,000	BBB	Tobacco Settlement Financing Corp., 5.000% due 6/1/15 (b)	10,041,400

Transportation — 13.8%
		Delaware River and Joint Toll Bridge Commission, Pennsylvania Bridge Revenue:
2,845,000	A-	5.000% due 7/1/22	2,949,639
2,000,000	A-	5.000% due 7/1/23	2,071,060
1,000,000	CCC	New Jersey EDA, EDR, American Airlines Inc. Project, 7.100% due 11/1/31 (c)	889,730
4,000,000	B	New Jersey State EDA, Special Facility Revenue, Continental Airlines Inc. Project, 7.000% due 11/15/30 (c)(g)	4,017,960
165,000	AAA	New Jersey State Turnpike Authority Turnpike Revenue, C-2005, MBIA-Insured, 6.500% due 1/1/16	190,582
		Port Authority of New York & New Jersey:
5,000,000	AA-	Consolidated 132nd Series, 5.000% due 9/1/26 (b)	5,211,000
3,500,000	NR	Special Obligation Revenue 5th Installment, 6.750% due 10/1/19 (c)	3,572,765

See Notes to Financial Statements.

Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report         13

Schedule of Investments (March 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Transportation — 13.8% (continued)
$2,300,000	A	South Jersey Port Corp. Revenue, 5.000% due 1/1/20	$2,348,622
6,385,000	AAA	South Jersey Transportation Authority, Transportation System Revenue, AMBAC-Insured, 5.125% due 11/1/22 (b)	6,744,858

		Total Transportation	27,996,216

Utilities — 5.8%
1,000,000	AAA	Camden County Municipal Utilities Authority, Sewer Revenue, FGIC-Insured, 5.250% due 7/15/17	1,042,260
2,500,000	AAA	Hamilton Township, Atlantic County Municipal Utilities Authority, FGIC-Insured, 5.000% due 8/15/17	2,585,875
1,385,000	AAA	Kearny, NJ, Municipal Utilities Authority Revenue, FGIC-Insured, 7.300% due 11/15/18	1,670,241
2,725,000	AAA	Middlesex County Improvement Authority, Utilities System Revenue, Perth Amboy Franchise Project, Series A, AMBAC-Insured, 5.000% due 9/1/29	2,797,403
915,000	AAA	Middlesex County Utilities Authority, Sewer Revenue, Series A, MBIA-Insured, 6.250% due 8/15/10	957,557
2,500,000	BBB	Salem County, Pollution Control Financing Authority Revenue, PSEG Power Project, Series A, 5.750% due 4/1/31 (c)	2,646,500

		Total Utilities	11,699,836

Water & Sewer — 3.7%
2,000,000	Aaa(a)	New Jersey EDA, Water Facilities Revenue, American Water Co. Inc., Series B, FGIC-Insured, 5.375% due 5/1/32 (c)	2,068,900
		North Hudson Sewer Authority Revenue, Series A, FGIC-Insured:
3,000,000	Aaa(a)	5.250% due 8/1/18	3,226,560
2,000,000	Aaa(a)	5.250% due 8/1/19	2,137,160

		Total Water & Sewer	7,432,620

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $189,053,217)	198,106,846

SHORT-TERM INVESTMENTS (h) — 0.6%
Miscellaneous — 0.2%
300,000	A-1+	New Jersey State Turnpike Authority Revenue, Refunding C-1, FSA-Insured, SPA-Westdeutsche Landesbank, 3.140%, 4/5/06	300,000

Pollution Control — 0.1%
200,000	A-1+	Gloucester County, NJ, Pollution Control Financing Authority Revenue, Refunding Pollution Control Exxonmobil, 2.850%, 4/3/06	200,000

See Notes to Financial Statements.

14         Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report

Schedule of Investments (March 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Water & Sewer — 0.3%
$700,000	A-1+	New Jersey EDA Water Facilities Revenue, United Water New Jersey Inc. Project A, AMBAC-Insured, 3.160%, 4/3/06	$700,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $1,200,000)	1,200,000

		TOTAL INVESTMENTS — 98.6% (Cost — $190,253,217#)	199,306,846
		Other Assets in Excess of Liabilities — 1.4%	2,898,361

		TOTAL NET ASSETS — 100.0%	$202,205,207

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
(a)	Rating by Moody’s Investors Service. All ratings are unaudited.
(b)	All or a portion of this security is segregated for open futures contracts.
(c)	Income from this issue is considered a preference item for purposes of calculating the Alternative Minimum Tax (“AMT”).
(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(f)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(g)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2006.
(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is $190,235,963.

See pages 16 and 17 for definitions of ratings.

Abbreviations used in this schedule:
ACA	— American Capital Assurance
AMBAC	— Ambac Assurance Corporation
COP	— Certificate of Participation
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FSA	— Financial Security Assurance
GNMA	— Government National Mortgage Association
GO	— General Obligation
HFA	— Housing Finance Authority
IBC	— Insured Bond Certificates
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
SPA	— Standby Bond Purchase Agreement

See Notes to Financial Statements.

Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report         15

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B and CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa”, where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

16         Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report

Short-Term Security Ratings (unaudited)

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	— Moody’s highest rating for short-term municipal obligations.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report         17

Statement of Assets and Liabilities (March 31, 2006)

ASSETS:
Investments, at value (Cost — $190,253,217)	$199,306,846
Cash	14,235
Interest receivable	2,971,295
Receivable for Fund shares sold	426,107
Receivable from broker — variation margin on open futures contracts	18,281
Prepaid expenses	7,340

Total Assets	202,744,104

LIABILITIES:
Distributions payable	335,679
Investment management fee payable	85,968
Distribution fees payable	21,780
Payable for Fund shares repurchased	21,736
Deferred compensation payable	4,237
Directors’ fees payable	2,873
Accrued expenses	66,624

Total Liabilities	538,897

Total Net Assets	$202,205,207

NET ASSETS:
Par value (Note 6)	$16,208
Paid-in capital in excess of par value	206,010,488
Undistributed net investment income	85,392
Accumulated net realized loss on investments and futures contracts	(14,501,479)
Net unrealized appreciation on investments and futures contracts	10,594,598

Total Net Assets	$202,205,207

Shares Outstanding:
Class A	12,718,474

Class B	1,941,483

Class C	1,548,036

Net Asset Value:
Class A (and redemption price)	$12.47

Class B *	$12.48

Class C *	$12.48

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.00%)	$12.99

*Redemption	price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18         Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report

Statement of Operations (For the year ended March 31, 2006)

INVESTMENT INCOME:
Interest	$11,349,547

EXPENSES:
Investment management fee (Note 2)	790,961
Distribution fees (Notes 2 and 4)	573,933
Administration fees (Note 2)	297,786
Transfer agent fees (Notes 2 and 4)	64,310
Shareholder reports (Note 4)	58,631
Legal fees	55,880
Custody fees	35,786
Audit and tax	26,283
Registration fees	11,370
Directors’ fees	7,009
Insurance	5,568
Miscellaneous expenses	5,214

Total Expenses	1,932,731
Less: Fee waiver (Note 2)	(4,661)

Net Expenses	1,928,070

Net Investment Income	9,421,477

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Loss From:
Investment transactions	(423,892)
Futures contracts	(899,247)

Net Realized Loss	(1,323,139)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(237,653)
Futures contracts	1,069,290

Change in Net Unrealized Appreciation/Depreciation	831,637

Net Loss on Investments and Futures Contracts	(491,502)

Increase in Net Assets From Operations	$8,929,975

See Notes to Financial Statements.

Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report         19

Statements of Changes in Net Assets (For the years ended March 31,)

	2006	2005
OPERATIONS:
Net investment income	$9,421,477	$10,523,116
Net realized loss	(1,323,139)	(2,621,126)
Change in net unrealized appreciation/depreciation	831,637	(417,143)

Increase in Net Assets From Operations	8,929,975	7,484,847

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(9,318,951)	(10,479,597)

Decrease in Net Assets From Distributions to Shareholders	(9,318,951)	(10,479,597)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	21,997,221	20,453,915
Reinvestment of distributions	5,102,973	5,806,475
Cost of shares repurchased	(52,828,055)	(42,530,736)

Decrease in Net Assets From Fund Share Transactions	(25,727,861)	(16,270,346)

Decrease in Net Assets	(26,116,837)	(19,265,096)
NET ASSETS:
Beginning of year	228,322,044	247,587,140

End of year*	$202,205,207	$228,322,044

* Includes undistributed net investment income of:	$85,392	$13,245

See Notes to Financial Statements.

20         Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended March 31:

Class A Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$12.49	$12.65	$12.62	$12.41	$12.45

Income (Loss) From Operations:
Net investment income	0.55	0.58	0.60	0.62	0.64
Net realized and unrealized gain (loss)	(0.02)	(0.16)	0.03	0.22	(0.04)

Total Income From Operations	0.53	0.42	0.63	0.84	0.60

Less Distributions From:
Net investment income	(0.55)	(0.58)	(0.59)	(0.62)	(0.64)
In excess of net investment income	—	—	(0.01)	(0.01)	—

Total Distributions	(0.55)	(0.58)	(0.60)	(0.63)	(0.64)

Net Asset Value, End of Year	$12.47	$12.49	$12.65	$12.62	$12.41

Total Return(2)	4.34%	3.38%	5.07%	6.84%	4.91%

Net Assets, End of Year (millions)	$159	$177	$189	$178	$168

Ratios to Average Net Assets:
Gross expenses	0.77%	0.74%	0.75%	0.74%	0.75%
Net expenses	0.76 (3)	0.73 (3)	0.75	0.74	0.75
Net investment income	4.45	4.61	4.68	4.89	5.08

Portfolio Turnover Rate	2%	5%	7%	11%	6%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report         21

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended March 31:

Class B Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$12.50	$12.66	$12.63	$12.41	$12.45

Income (Loss) From Operations:
Net investment income	0.49	0.51	0.53	0.55	0.56
Net realized and unrealized gain (loss)	(0.03)	(0.16)	0.04	0.23	(0.03)

Total Income From Operations	0.46	0.35	0.57	0.78	0.53

Less Distributions From:
Net investment income	(0.48)	(0.51)	(0.53)	(0.55)	(0.57)
In excess of net investment income	—	—	(0.01)	(0.01)	—

Total Distributions	(0.48)	(0.51)	(0.54)	(0.56)	(0.57)

Net Asset Value, End of Year	$12.48	$12.50	$12.66	$12.63	$12.41

Total Return(2)	3.79%	2.82%	4.54%	6.35%	4.33%

Net Assets, End of Year (millions)	$24	$30	$38	$45	$44

Ratios to Average Net Assets:
Gross expenses	1.31%	1.29%	1.28%	1.26%	1.27%
Net expenses	1.31 (3)	1.28 (3)	1.28	1.26	1.27
Net investment income	3.90	4.06	4.15	4.37	4.49

Portfolio Turnover Rate	2%	5%	7%	11%	6%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

22         Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended March 31:

Class C Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$12.50	$12.66	$12.63	$12.41	$12.44

Income (Loss) From Operations:
Net investment income	0.48	0.51	0.52	0.55	0.56
Net realized and unrealized gain (loss)	(0.02)	(0.16)	0.04	0.22	(0.02)

Total Income From Operations	0.46	0.35	0.56	0.77	0.54

Less Distributions From:
Net investment income	(0.48)	(0.51)	(0.52)	(0.54)	(0.57)
In excess of net investment income	—	—	(0.01)	(0.01)	—

Total Distributions	(0.48)	(0.51)	(0.53)	(0.55)	(0.57)

Net Asset Value, End of Year	$12.48	$12.50	$12.66	$12.63	$12.41

Total Return(2)	3.74%	2.80%	4.48%	6.30%	4.36%

Net Assets, End of Year (millions)	$19	$21	$21	$21	$18

Ratios to Average Net Assets:
Gross expenses	1.34%	1.31%	1.31%	1.31%	1.32%
Net expenses	1.34 (3)	1.30 (3)	1.31	1.31	1.32
Net investment income	3.87	4.04	4.12	4.32	4.49

Portfolio Turnover Rate	2%	5%	7%	11%	6%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report         23

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Effective April 7, 2006, the Smith Barney New Jersey Municipals Fund Inc. was renamed the Legg Mason Partners New Jersey Municipals Fund, Inc. (the “Fund”). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates, as a substitution for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional

24         Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Fund Concentration. Since the Fund invests primarily in obligations of issuers within New Jersey, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting New Jersey.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(30,379)	$30,379

(a)	Reclassification is due primarily to differences between book and tax accretion of market discount on fixed income securities.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Smith Barney Fund Management LLC (“SBFM” or the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment advisory and administrative contracts to terminate.

Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report         25

Notes to Financial Statements (continued)

The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to the Legg Mason transaction, the Fund paid the Manager an advisory fee calculated at an annual rate of 0.30% of the Fund’s average daily net assets and an administration fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets up to $500 million and 0.18% of the Fund’s average daily net assets in excess of $500 million.

Effective December 1, 2005, as a result of the termination of the administrative contract, this separate administration fee was no longer applicable.

Under the new investment management contract, the Fund pays the Manager a management fee for advisory and administrative services calculated at an annual rate of 0.50% of the Fund’s average daily net assets up to $500 million and 0.48% of the Fund’s average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

During the year ended March 31, 2006, the Manager waived expenses amounting to $4,661.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended March 31, 2006, the Fund paid transfer agent fees of $46,117 to CTB.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

26         Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

For the year ended March 31, 2006, CGM and its affiliates and LMIS received sales charges of approximately $49,000 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2006, CDSCs paid to CGM and its affiliates and LMIS were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$11,000	$1,000

*	Amount represents less than $1,000.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Directors voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred. As of March 31, 2006, the Fund had accrued $4,237 as deferred compensation payable under the Plan.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$3,421,988

Sales	25,796,184

At March 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,436,034
Gross unrealized depreciation	(365,151)

Net unrealized appreciation	$9,070,883

Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report         27

Notes to Financial Statements (continued)

At March 31, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury Bond	585	6/06	$65,397,375	$63,856,406	$1,540,969

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan under which the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended March 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$255,427	$40,260	$41,560
Class B	178,735	15,803	10,255
Class C	139,771	8,247	6,816

Total	$573,933	$64,310	$58,631

5. Distributions to Shareholders by Class

	Year Ended March 31, 2006	Year Ended March 31, 2005
Net Investment Income
Class A	$7,491,294	$8,265,180
Class B	1,063,345	1,376,028
Class C	764,312	838,389

Total	$9,318,951	$10,479,597

6.	Capital Shares

At March 31, 2006, the Fund had 100 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

28         Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended March 31, 2006		Year Ended March 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,558,756	$19,396,885	1,330,045	$16,701,735
Shares issued on reinvestment	332,440	4,135,248	372,103	4,663,435
Shares repurchased	(3,348,577)	(41,673,811)	(2,424,464)	(30,479,354)

Net Decrease	(1,457,381)	$(18,141,678)	(722,316)	$(9,114,184)

Class B
Shares sold	88,298	$1,098,313	131,853	$1,654,514
Shares issued on reinvestment	41,015	510,291	53,402	669,595
Shares repurchased	(630,808)	(7,848,008)	(735,791)	(9,240,428)

Net Decrease	(501,495)	$(6,239,404)	(550,536)	$(6,916,319)

Class C
Shares sold	120,411	$1,502,023	167,239	$2,097,666
Shares issued on reinvestment	36,763	457,434	37,756	473,445
Shares repurchased	(265,454)	(3,306,236)	(223,890)	(2,810,954)

Net Decrease	(108,280)	$(1,346,779)	(18,895)	$(239,843)

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record/Payable Date	Class A	Class B	Class C
Daily
4/28/06	$0.046687	$0.041860	$0.041140

The tax character of distributions paid during the fiscal years ended March 31 was as follows:

	2006	2005
Distributions paid from:
Tax-Exempt Income	$9,318,951	$10,479,597

Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report         29

Notes to Financial Statements (continued)

As of March 31, 2006, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt income	$89,798
Capital loss carryforward*	(12,977,764)
Other book/tax temporary differences(a)	(1,545,375)
Unrealized appreciation(b)	10,611,852

Total accumulated losses	$(3,821,489)

*	The Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
3/31/2008	$(898,057)
3/31/2009	(3,181,991)
3/31/2010	(620,885)
3/31/2012	(712,492)
3/31/2013	(7,311,093)
3/31/2014	(253,246)

$(12,977,764)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and differences in the book/tax treatment of various items.
(b)	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discount on fixed income securities.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alter -

30         Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

natives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of

Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report         31

Notes to Financial Statements (continued)

operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Funds’ investment managers believe the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of theses circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10.	Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a)

32         Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Fund.

Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report         33

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners New Jersey Municipals Fund, Inc. (formerly Smith Barney New Jersey Municipals Fund Inc.):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners New Jersey Municipals Fund, Inc. as of March 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners New Jersey Municipals Fund, Inc. as of March 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 24, 2006

34         Legg Mason Partners New Jersey Municipals Fund, Inc. 2006 Annual Report

Board Approval of Management Agreement (unaudited)

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which included the Manager, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s then current advisory agreement (the “Prior Advisory Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Manager (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 12, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Independent Directors, approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Directors, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Directors met in an executive session with their counsel to consider the New Management Agreement. The Independent Directors also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Independent Directors considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it would take steps to combine

Legg Mason Partners New Jersey Municipals Fund, Inc.          35

Board Approval of Management Agreement (unaudited) (continued)

the investment management operations of Western Asset with the fixed income operations of the Manager, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes would result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams would remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, they did not expect to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager, including compliance services;

(vi) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(vii) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(viii) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(ix) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remained principal underwriters of the Fund after the closing of the Transaction;

(xi) the fact that the Fund’s total advisory and administrative fees would not increase by virtue of the New Management Agreement, but would remain the same;

(xii) the terms and conditions of the New Management Agreement, including the differences from the current advisory agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xiv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos,

36         Legg Mason Partners New Jersey Municipals Fund, Inc.

Board Approval of Management Agreement (unaudited) (continued)

trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and

(xv) that, as discussed in detail above, within the past year the Board had performed a full annual review of the Prior Advisory Agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the Prior Advisory Agreement, and reached substantially the same conclusions.

Legg Mason Partners New Jersey Municipals Fund, Inc.          37

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Legg Mason Partners New Jersey Municipals Fund, Inc. (formerly known as Smith Barney New Jersey Municipals Fund, Inc.) (“the Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Director	Since 1988	Professor, Harvard Business School	49	None

Burt N. Dorsett The Stratford #702 5601 Turtle Bay Drive Naples, FL 34108 Birth Year: 1930	Director	Since 1994	President of Dorsett McCabe Capital Management Inc.; (1986-2004) Chief Investment Officer of Capital Management, Leeb Inc. (1999-2003)	27	None

Elliot S. Jaffe The Dress Barn, Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 Birth Year: 1926	Director	Since 1994	Chairman of the Board of The Dress Barn, Inc.	27	The Dress Barn, Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue 47th Floor New York, NY 10172 Birth Year: 1932	Director	Since 1988	Attorney	55	None

Cornelius C. Rose, Jr. P.O. Box 5388 West Lebanon, NH 03784 Birth Year: 1932	Director	Since 1994	Chief Executive Officer of Performance Learning Systems	27	None

38         Legg Mason Partners New Jersey Municipals Fund, Inc.

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	169	Trustee, Consulting Group Capital Markets Funds

Officers:
Andrew B. Shoup Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of Legg Mason; Senior Vice President and Chief Administrative Officer of certain mutual funds associated with Legg Mason; Formerly Head of International Funds Administration of Legg Mason or its predecessors (from 2001 to 2003)	N/A	N/A

Legg Mason Partners New Jersey Municipals Fund, Inc.          39

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Kaprel Ozsolak Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Controller of certain funds associated with Legg Mason (from 2002 to 2004)	N/A	N/A

Joseph P. Deane Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1949	Vice President and Investment Officer	Since 1999	Managing Director of Legg Mason; Investment Officer of the Manager or its affiliates	N/A	N/A

David T. Fare Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Investment Officer	Since 2004	Managing Director of Legg Mason; Investment Officer of the Manager or its affiliates	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Managing Director of

Compliance at Legg

Mason (2005-Present);

Chief Compliance

Officer with certain

mutual funds

associated with Legg Mason (since 2006);

Managing Director of

Compliance at Legg Mason or its predecessors

(2002-2005). Prior to

2002, Managing

Director-Internal Audit

& Risk Review at

Citigroup, Inc.

				N/A	N/A

40         Legg Mason Partners New Jersey Municipals Fund, Inc.

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
John Chiota Legg Mason 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason (since 2004); Chief Anti-Money

Laundering

Compliance Officer

with certain mutual

funds associated with

Legg Mason (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason (since 2005); Formerly Assistant

Controller of certain

mutual funds

associated with Legg Mason (from 2001-2005)

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003) Formerly Secretary of CFM (from 2001 to 2004).	N/A	N/A
*	Each Director and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Legg Mason Partners New Jersey Municipals Fund, Inc.          41

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement and 2) to elect Directors. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	8,585,558.702	171,863.169	384,863.374	528,864.000

Election of Directors1

Nominees:	Votes For	Authority Withheld	Abstentions	Broker Non-Votes
Dwight B. Crane	9,229,109.314	442,039.931	0.000	0.000
Burt N. Dorsett	9,216,208.265	454,940.980	0.000	0.000
Elliot S. Jaffe	9,220,701.122	450,448.123	0.000	0.000
Stephen E. Kaufman	9,216,173.990	454,975.255	0.000	0.000
Cornelius C. Rose, Jr.	9,226,415.546	444,733.699	0.000	0.000
R. Jay Gerken	9,226,463.941	444,685.304	0.000	0.000

[1]	Directors are elected by the shareholders of the Fund.

42         Legg Mason Partners New Jersey Municipals Fund, Inc.

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended March 31, 2006, qualify as tax-exempt interest dividends for federal income tax purposes.

Legg Mason Partners New Jersey Municipals Fund, Inc.          43

Legg Mason Partners

New Jersey Municipals Fund, Inc.

DIRECTORS

Dwight B. Crane

Burt N. Dorsett

R. Jay Gerken, CFA
Chairman

Elliot S. Jaffe

Stephen E. Kaufman

Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer

and Treasurer

Joseph P. Deane

Vice President and
Investment Officer

David T. Fare

Vice President and
Investment Officer

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money Laundering Compliance Officer

Steven Frank
Controller

OFFICERS (continued)

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners New Jersey Municipals Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/Investor Services

©2006 Legg Mason Investor Services, LLC Member NASD, SIPC

FD0370 5/06	SR06-37

Legg Mason Partners New Jersey Municipals Fund, Inc.

LEGG MASON PARTNERS NEW JERSEY MUNICIPALS FUND, INC.

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information an how the Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Smith Barney New Jersey Municipals Fund, Inc. name.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Dwight B. Crane, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2005 and March 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $23,800 in 2005 and $23,800 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners New Jersey Municipals Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,600 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners New Jersey Municipals Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners New Jersey Municipals Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund

(“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners New Jersey Municipals Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners New Jersey Municipals Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners New Jersey Municipals Fund Inc. during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners New Jersey Municipals Fund Inc.’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners New Jersey Municipals Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners New Jersey Municipals Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners New Jersey Municipals Fund Inc.

Date:	June 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners New Jersey Municipals Fund Inc.

Date:	June 8, 2006

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners New Jersey Municipals Fund Inc.

Date:	June 8, 2006